EXHIBIT 99.1

Stop&Shop

BUSBOYS AND POETS

SUPPLEMENTAL FINANCIAL INFORMATION

FOR THE PERIOD ENDED SEPTEMBER 30, 2019

cdr
CEDAR REALTY TRUST

LA FITNESS

CEDAR REALTY TRUST, INC.

Supplemental Financial Information

September 30, 2019

(unaudited)

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Forward-Looking Statements

The information contained in this Supplemental Financial Information is unaudited and does not purport to disclose all items required by accounting principles generally accepted in the United States (“GAAP”). In addition, certain statements made or incorporated by reference herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and, as such, involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others: adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company’s level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company’s tenants; competitive risk; risks related to the geographic concentration of the Company’s properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company’s most recent Annual Report on Form 10-K, as it may be updated or supplemented in the Company’s Quarterly Reports on Form 10-Q and the Company’s other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

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CEDAR REALTY TRUST REPORTS THIRD

QUARTER 2019 RESULTS

Port Washington, New York – October 30, 2019 – Cedar Realty Trust, Inc. (NYSE:CDR – the “Company”) today reported results for the third quarter ended September 30, 2019. Net income attributable to common shareholders was $0.00 per diluted share compared to net income of $0.04 per diluted share for the comparable 2018 period.  Other highlights include:

Highlights

•	Funds from operations (FFO) of $0.12 per diluted share
•	Same-property net operating income (NOI) increased 0.7% compared to the same period in 2018
•	Signed 42 new and renewal leases for 579,400 square feet in the quarter
•	Comparable cash-basis lease spreads of 8.5%
•	Total portfolio 92.3% leased and same-property portfolio 92.2% leased at quarter-end

Financial Results

Net income attributable to common shareholders for the third quarter of 2019 was $0.1 million or $0.00 per diluted share, compared to net income of $3.5 million or $0.04 per diluted share for the same period in 2018. The principal differences in the comparative three-month results was an increase in general and administrative expenses as a as a result of the adoption of the new lease accounting standards in 2019, and a gain on a property sold, a reversal of an impairment and early extinguishment of debt costs in 2018. Net income attributable to common shareholders for the nine-month period ended September 30, 2019 was $3.0 million or $0.03 per diluted share, compared to net loss of ($12.4) million or ($0.15) per diluted share. The principal differences in the comparative nine-month results are gains on properties sold and an increase in general and administrative expenses as a as a result of the adoption of the new lease accounting standards in 2019, and a gain on a property sold, impairment charges related to properties held for sale, lease termination income, early extinguishment of debt costs and preferred stock redemption costs in 2018.

NAREIT-defined FFO for the third quarter of 2019 was $10.6 million or $0.12 per diluted share, compared to $7.5 million or $0.08 per diluted share for the same period in 2018. Operating FFO for the three-month period ended September 30, 2019 was $10.6 million or $0.12 per diluted share, compared to $12.4 million or $0.13 per diluted share for the same period in 2018. The difference between Operating FFO and NAREIT-defined FFO was early extinguishment of debt costs in 2018. The principal difference between the comparative three-months results was an increase in in general and administrative expenses in 2019 as a result of the adoption of the new lease accounting standards.

NAREIT-defined FFO for the nine-month period ended September 30, 2019 was $31.0 million or $0.34 per diluted share, compared to $33.5 million or $0.36 per diluted share for the same period in 2018. Operating FFO for the nine-month period ended September 30, 2019 was $31.0 million or $0.34 per diluted share, compared to $41.9 million or $0.45 per diluted share for the same period in 2018. The difference between Operating FFO and NAREIT-defined FFO were preferred stock redemption costs and early extinguishment of debt costs in 2018. The principal difference between the comparative nine-month results was an increase in general and administrative expenses in 2019 as a result of the adoption of the new lease accounting standards and lease termination income in 2018.

Portfolio Update

During the third quarter of 2019, the Company signed 42 leases for 579,400 square feet. On a comparable space basis, the Company leased 576,200 square feet at a positive lease spread of 8.5% on a cash basis (new leases increased 28.4% and renewals increased 0.9%). During the nine-month period ended September 30, 2019, the Company signed 121 leases for 1,445,000 square feet. On a comparable space basis, the Company leased 1,430,100 square feet at a positive lease spread of 2.3% on a cash basis (new leases increased 18.6% and renewals decreased 0.7%). The negative renewal spreads were driven by two anchor renewals executed to maintain high foot traffic at their respective properties in the second quarter of 2019.

Same-property NOI for the third quarter of 2019 increased 0.7% excluding redevelopments as compared to the same period in 2018.

The Company’s total portfolio, excluding properties held for sale, was 92.3% leased at September 30, 2019, compared to 91.0% at December 31, 2018 and 91.6% at September 30, 2018. The Company’s same-property portfolio was 92.2% leased at September 30, 2019, compared to 91.2% at December 31, 2018 and 92.2% at September 30, 2018.

As of September 30, 2019, Carll’s Corner, located in Bridgeton, New Jersey and Suffolk Plaza, located in Suffolk, Virginia, have been classified as “real estate held for sale”.

Balance Sheet

Debt

As of September 30, 2019, the Company had $116.0 million available under its revolving credit facility and reported net debt to earnings before interest, taxes, depreciations, and amortization for real estate (EBITDAre) of 8.1 times. Further, the Company has no debt maturities until early 2021.

Equity

On December 18, 2018, the Company’s Board of Directors approved a stock repurchase program, which authorized the purchase of up to $30.0 million of the Company’s common stock in the open market or through private transactions, subject to market conditions, from time to time, through December 18, 2019. During the three months ended March 31, 2019, the Company repurchased 2,050,000 shares at a weighted average price per share of $3.34. There have been no repurchases subsequent to March 31, 2019. Since approval of the plan on December 18, 2018, the Company has repurchased a total of 2,823,000 shares at a weighted average price per share of $3.25.

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2019 Guidance

The Company reaffirms its previously-announced 2019 guidance for NAREIT-defined FFO and Operating FFO, and has updated its guidance for net loss attributable to common shareholders. The guidance is as follows:

Guidance
Net loss attributable to common shareholders per diluted share	($0.05 -$0.04)
NAREIT-defined FFO per diluted share	$0.43 - $0.44
Operating FFO per diluted share	$0.44 - $0.45

The guidance is based, in part, on the following:

•	Lease costs required to be expensed beginning in 2019 of $2.5 to $3.0 million under new accounting standard
•	Same-property NOI growth including redevelopment properties relatively flat
•	Development marketing and community outreach costs at urban properties of $750,000 reflected in redevelopment NOI
•

Increase in general and administrative costs of $1.5 million from additional personnel related to urban properties and legal expense in connection with the termination of former Chief Operating Officer

•	Decrease in amortization income from intangible lease liabilities of $2.0 million (inclusive of $1.5 million related to terminating a dark anchor in 2018)
•	Dispositions of approximately $25 million

The principal difference between NAREIT-defined FFO and Operating FFO in the above for 2019 is related to redevelopments.

The following table reconciles the Company’s 2019 guidance from net loss attributable to common shareholders per diluted share to NAREIT-defined FFO per diluted share and Operating FFO per diluted share:

	Guidance
	per diluted share
	Low	High
Net loss attributable to common shareholders	($0.05)	($0.04)
Real estate depreciation and amortization	$0.51	$0.51
Gain on sales	($0.03)	($0.03)
NAREIT-defined FFO	$0.43	$0.44
Redevelopment costs expensed pursuant to GAAP	$0.01	$0.01
Operating FFO	$0.44	$0.45

Non-GAAP Financial Measures

NAREIT-defined FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company considers NAREIT-defined FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets. The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. NAREIT-defined FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. A reconciliation of net income (loss) attributable to common shareholders to NAREIT-defined FFO and Operating FFO for the three and nine months ended September 30, 2019 and 2018 is detailed in the attached schedule.

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements. The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items. EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such

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properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year. Same property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure.

Supplemental Financial Information Package

The Company has issued “Supplemental Financial Information” for the period ended September 30, 2019. Such information has been filed today as an exhibit to Form 8-K and will also be available on the Company’s website at www.cedarrealtytrust.com.

Investor Conference Call

The Company will host a conference call today, October 30, 2019, at 5:00 PM (ET) to discuss the quarterly results. The conference call can be accessed by dialing (877) 705-6003 or (1) (201) 493-6725 for international participants. A live webcast of the conference call will be available online on the Company’s website at www.cedarrealtytrust.com.

A replay of the call will be available from 8:00 PM (ET) on October 30, 2019, until midnight (ET) on November 13, 2019. The replay dial-in numbers are (844) 512-2921 or (1) (412) 317-6671 for international callers. Please use passcode 13695313 for the telephonic replay. A replay of the Company’s webcast will be available on the Company’s website for a limited time.

About Cedar Realty Trust

Cedar Realty Trust, Inc. is a fully-integrated real estate investment trust which focuses on the ownership, operation and redevelopment of grocery-anchored shopping centers in high-density urban markets from Washington, D.C. to Boston. The Company’s portfolio (excluding properties treated as “held for sale”) comprises 57 properties, with approximately 8.5 million square feet of gross leasable area.

For additional financial and descriptive information on the Company, its operations and its portfolio, please refer to the Company’s website at www.cedarrealtytrust.com.

Forward-Looking Statements

Statements made in this press release that are not strictly historical are "forward-looking" statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance and outcomes to differ materially from those expressed or implied in forward-looking statements. Factors which could cause actual results to differ materially from current expectations include, among others:  adverse general economic conditions in the United States and uncertainty in the credit and retail markets; financing risks, such as the inability to obtain new financing or refinancing on favorable terms as the result of market volatility or instability; risks related to the market for retail space generally, including reductions in consumer spending, variability in retailer demand for leased space, tenant bankruptcies, adverse impact of internet sales demand, ongoing consolidation in the retail sector and changes in economic conditions and consumer confidence; risks endemic to real estate and the real estate industry generally; the impact of the Company's level of indebtedness on operating performance; inability of tenants to meet their rent and other lease obligations; adverse impact of new technology and e-commerce developments on the Company's tenants; competitive risk; risks related to the geographic concentration of the Company's properties in the Washington D.C. to Boston corridor; the effects of natural and other disasters; and the inability of the Company to realize anticipated returns from its redevelopment activities. Please refer to the documents filed by Cedar Realty Trust, Inc. with the SEC, specifically the Company's Annual Report on Form 10-K for the year ended December 31, 2018, as it may be updated or supplemented in the Company's Quarterly Reports on Form 10-Q and the Company's other filings with the SEC, which identify additional risk factors that could cause actual results to differ from those contained in forward-looking statements.

Contact Information:

Cedar Realty Trust, Inc.

Philip R. Mays

Executive Vice President, Chief Financial Officer and Treasurer

(516) 944-4572

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Balance Sheets

	September 30,	December 31,
	2019	2018
ASSETS
Real estate, at cost	$1,528,410,000	$1,508,682,000
Less accumulated depreciation	(385,152,000)	(361,969,000)
Real estate, net	1,143,258,000	1,146,713,000
Real estate held for sale	7,225,000	11,592,000
Cash and cash equivalents	1,983,000	1,977,000
Receivables	23,810,000	21,977,000
Other assets and deferred charges, net	46,509,000	40,642,000
TOTAL ASSETS	$1,222,785,000	$1,222,901,000

LIABILITIES AND EQUITY
Liabilities:
Mortgage loan payable	$46,609,000	$47,315,000
Capital lease obligation	5,370,000	5,387,000
Unsecured revolving credit facility	107,000,000	100,000,000
Unsecured term loans	472,663,000	472,132,000
Accounts payable and accrued liabilities	52,829,000	26,142,000
Unamortized intangible lease liabilities	11,139,000	13,209,000
Total liabilities	695,610,000	664,185,000

Equity:
Preferred stock	159,541,000	159,541,000
Common stock and other shareholders' equity	364,173,000	395,884,000
Noncontrolling interests	3,461,000	3,291,000
Total equity	527,175,000	558,716,000

TOTAL LIABILITIES AND EQUITY	$1,222,785,000	$1,222,901,000

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CEDAR REALTY TRUST, INC.

Condensed Consolidated Statements of Operations

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
PROPERTY REVENUES
Rental revenues	$35,490,000	$35,867,000	$107,391,000	$110,532,000
Other	422,000	303,000	1,064,000	4,556,000
Total property revenues	35,912,000	36,170,000	108,455,000	115,088,000
PROPERTY OPERATING EXPENSES
Operating, maintenance and management	6,321,000	6,394,000	20,450,000	20,182,000
Real estate and other property-related taxes	5,178,000	5,037,000	15,475,000	15,172,000
Total property operating expenses	11,499,000	11,431,000	35,925,000	35,354,000

PROPERTY OPERATING INCOME	24,413,000	24,739,000	72,530,000	79,734,000

OTHER EXPENSES AND INCOME
General and administrative	4,886,000	3,975,000	15,102,000	12,745,000
Depreciation and amortization	10,547,000	9,650,000	31,022,000	30,245,000
Gain on sales	-	(4,864,000)	(2,942,000)	(4,864,000)
Impairment (reversal)/charges	-	(707,000)	-	20,689,000
Total other expenses and income	15,433,000	8,054,000	43,182,000	58,815,000

OPERATING INCOME	8,980,000	16,685,000	29,348,000	20,919,000

NON-OPERATING INCOME AND EXPENSES
Interest expense	(6,033,000)	(5,551,000)	(17,868,000)	(16,468,000)
Early extinguishment of debt costs	-	(4,829,000)	-	(4,829,000)
Total non-operating income and expense	(6,033,000)	(10,380,000)	(17,868,000)	(21,297,000)

NET INCOME (LOSS)	2,947,000	6,305,000	11,480,000	(378,000)

Attributable to noncontrolling interests	(167,000)	(145,000)	(435,000)	(353,000)

NET INCOME (LOSS) ATTRIBUTABLE TO CEDAR REALTY TRUST, INC.	2,780,000	6,160,000	11,045,000	(731,000)

Preferred stock dividends	(2,688,000)	(2,688,000)	(8,064,000)	(8,175,000)
Preferred stock redemption costs	-	-	-	(3,507,000)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$92,000	$3,472,000	$2,981,000	$(12,413,000)

NET (LOSS) INCOME PER COMMON SHARE ATTRIBUTABLE TO COMMON SHAREHOLDERS:
Basic	$(0.00)	$0.04	$0.03	$(0.15)
Diluted	$(0.00)	$0.04	$0.03	$(0.15)

Weighted average number of common shares:
Basic	86,262,000	89,049,000	86,367,000	88,228,000
Diluted	86,262,000	89,875,000	86,367,000	88,228,000

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CEDAR REALTY TRUST, INC.

Supporting Schedules to Consolidated Statements

Balance Sheets	September 30,	December 31,
	2019	2018

Construction in process (included in real estate, at cost)	$20,456,000	$15,151,000

Receivables
Rents and other tenant receivables, net	$6,462,000	$4,443,000
Mortgage note receivable	3,500,000	3,500,000
Straight-line rents	13,848,000	14,034,000
	$23,810,000	$21,977,000

Other assets and deferred charges, net
Lease origination costs	$20,387,000	$21,623,000
Right-of-use assets (a)	13,879,000	-
Interest rate swap assets	74,000	8,871,000
Prepaid expenses	9,629,000	5,790,000
Revolving credit facility issuance costs	1,174,000	1,627,000
Other	1,366,000	2,731,000
	$46,509,000	$40,642,000

Accounts payable and accrued liabilities
Accounts payable and accrued liabilities	$28,876,000	$24,566,000
Right-of-use liabilities (a)	13,992,000	-
Interest rate swap liabilities	9,961,000	1,576,000
	$52,829,000	$26,142,000

Statements of Operations	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Rental revenues
Base rents	$26,237,000	$26,878,000	$78,990,000	$80,901,000
Expense recoveries	7,935,000	7,747,000	25,079,000	24,800,000
Percentage rent	252,000	181,000	699,000	396,000
Straight-line rents	76,000	332,000	411,000	824,000
Amortization of intangible lease liabilities, net	990,000	729,000	2,212,000	3,611,000
	$35,490,000	$35,867,000	$107,391,000	$110,532,000

(a)

In connection with the adoption of the new lease accounting standard in accordance with GAAP, effective January 1, 2019, the Company recorded right-of- use assets and liabilities based on its future obligations under its ground lease and executive office lease agreements for which the Company is the lessee.

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CEDAR REALTY TRUST, INC.

Funds From Operations and Additional Disclosures

	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Net income (loss) attributable to common shareholders	$92,000	$3,472,000	$2,981,000	$(12,413,000)
Real estate depreciation and amortization	10,501,000	9,601,000	30,884,000	30,095,000
Limited partners' interest	1,000	19,000	20,000	(41,000)
Gain on sales	-	(4,864,000)	(2,942,000)	(4,864,000)
Impairment (reversal)/charges	-	(707,000)	-	20,689,000
Consolidated minority interests:
Share of income	166,000	126,000	415,000	394,000
Share of FFO	(130,000)	(99,000)	(316,000)	(343,000)
Funds From Operations ("FFO") applicable to diluted common shares	10,630,000	7,548,000	31,042,000	33,517,000
Adjustments for items affecting comparability:
Financing costs (a)	-	4,829,000	-	4,829,000
Preferred stock redemption costs	-	-	-	3,507,000
Operating Funds From Operations ("Operating FFO") applicable to diluted common shares	$10,630,000	$12,377,000	$31,042,000	$41,853,000

FFO per diluted common share:	$0.12	$0.08	$0.34	$0.36

Operating FFO per diluted common share:	$0.12	$0.13	$0.34	$0.45

Weighted average number of diluted common shares:
Common shares and equivalents	90,521,000	92,961,000	90,636,000	92,179,000
OP Units	544,000	469,000	550,000	388,000
	91,065,000	93,430,000	91,186,000	92,567,000

Additional Disclosures (b):
Straight-line rents	$76,000	$332,000	$411,000	$824,000
Amortization of intangible lease liabilities	990,000	729,000	2,212,000	3,611,000
Non-real estate amortization	362,000	493,000	1,106,000	1,191,000
Share-based compensation, net	1,035,000	964,000	3,078,000	2,801,000
Maintenance capital expenditures (c)	1,857,000	2,129,000	7,422,000	4,097,000
Lease related expenditures (d)	3,318,000	2,686,000	6,543,000	7,167,000
Development and redevelopment capital expenditures	4,433,000	4,934,000	13,963,000	15,257,000
Capitalized interest and financing costs	485,000	398,000	1,187,000	1,125,000

(a)	Represents early extinguishment of debt costs.
(b)

These additional disclosures are presented to assist with understanding the Company’s real estate operations and capital requirements.  These amounts should not be considered independently or as a substitute for the Company’s consolidated financial statements reported under GAAP.

(c)	Consists of payments for building and site improvements.
(d)	Consists of payments for tenant improvements and leasing commissions.

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CEDAR REALTY TRUST, INC.

EBITDA for Real Estate (“EBITDAre”) and Additional Disclosures

	Three months ended September 30,				Nine months ended September 30,
	2019		2018		2019		2018
Net income (loss)	$2,947,000		$6,305,000		$11,480,000		$(378,000)
Interest expense	6,033,000		5,551,000		17,868,000		16,468,000
Depreciation and amortization	10,547,000		9,650,000		31,022,000		30,245,000
Gain on sales	-		(4,864,000)		(2,942,000)		(4,864,000)
Impairment (reversal)/charges	-		(707,000)		-		20,689,000
EBITDAre	19,527,000		15,935,000		57,428,000		62,160,000
Adjustments for items affecting comparability:
Financing costs (a)	-		4,829,000		-		4,829,000
Adjusted EBITDAre	$19,527,000		$20,764,000		$57,428,000		$66,989,000

Net debt (b)
Debt, excluding issuance costs	$628,931,000		$624,917,000		$628,931,000		$624,917,000
Capital lease obligation	5,673,000		5,704,000		5,673,000		5,704,000
Unrestricted cash and cash equivalents	(1,983,000)		(4,395,000)		(1,983,000)		(4,395,000)
	$632,621,000		$626,226,000		$632,621,000		$626,226,000

Fixed charges (b)
Interest expense	$6,185,000		$5,502,000		$18,043,000		$16,495,000
Preferred stock dividends	2,688,000		2,688,000		8,064,000		8,175,000
Scheduled mortgage repayments	258,000		587,000		766,000		2,083,000
	$9,131,000		$8,777,000		$26,873,000		$26,753,000

Debt and Coverage Ratios (c)
Net debt to Adjusted EBITDAre	8.1	x	7.6	x	8.3	x	7.7	x
Interest coverage ratio (based on Adjusted EBITDAre)	3.2	x	3.8	x	3.2	x	3.7	x
Fixed charge coverage ratio (based on Adjusted EBITDAre)	2.1	x	2.4	x	2.1	x	2.3	x

(a)	Represents early extinguishment of debt costs.
(b)	Includes properties "held for sale".
(c)

For the purposes of these computations, these ratios have been adjusted to include the annualized results of properties acquired, and to exclude, where applicable, (i) the results related to properties sold, and (ii) lease termination income.

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CEDAR REALTY TRUST, INC.

Summary of Outstanding Debt and Maturities

As of September 30, 2019

	Maturity	Interest
	Dates	Rates	Amounts
Secured fixed-rate debt:
Franklin Village Plaza mortgage	Jun 2026	3.9%	46,931,000
Senator Square capital lease obligation (a)	Sep 2050	5.3%	5,673,000

Unsecured debt (b):
Variable-rate (c):
Revolving credit facility (d)	Sep 2021	3.6%	107,000,000
Term loan	Sep 2022	3.5%	50,000,000

Fixed-rate (e):
Term loan	Feb 2021	3.7%	75,000,000
Term loan	Feb 2022	3.1%	50,000,000
Term loan	Sep 2022	2.9%	50,000,000
Term loan	Apr 2023	3.3%	100,000,000
Term loan	Sep 2024	3.8%	75,000,000
Term loan	Jul 2025	4.7%	75,000,000
Total unsecured debt	weighted average	3.6%	582,000,000

Total debt	weighted average	3.7%	634,604,000

Unamortized mortgage, capital lease and term loan issuance costs			(2,962,000)

Total debt			$631,642,000

Fixed to variable rate debt ratio:
Fixed-rate debt		75.3%	$477,604,000
Variable-rate debt		24.7%	157,000,000
		100.0%	$634,604,000

	Mortgage Loan	Capital Lease	Revolving		Term
Year	Payable	Obligation	Credit Facility		Loans	Amounts
2019	$252,000	$9,000	$-		$-	$261,000
2020	1,034,000	33,000	-		-	1,067,000
2021	1,074,000	35,000	107,000,000	(c)	75,000,000	183,109,000
2022	1,116,000	37,000	-		150,000,000	151,153,000
2023	1,160,000	39,000	-		100,000,000	101,199,000
2024	1,206,000	41,000	-		75,000,000	76,247,000
2025	1,253,000	44,000	-		75,000,000	76,297,000
2026	39,836,000	48,000	-		-	39,884,000
Thereafter	-	5,387,000	-		-	5,387,000
	$46,931,000	$5,673,000	$107,000,000		$475,000,000	$634,604,000

(a)	Maturity date reflects the first date the Company has the right to acquire the underlying land on the capital lease obligation.
(b)

During the quarter ended June 30, 2019, the weighted average interest rate for the Company’s unsecured credit facilities increased 14 bps (ranging from an increase of 10 bps to 15 bps for each individual borrowing) as a result of a slight increase in the Company’s leverage ratio.

(c)	For variable-rate debt, rate in effect as of September 30, 2019.
(d)	Subject to a one-year extension at the Company's option.
(e)

The interest rates on these term loans consist of LIBOR plus a credit spread based on the Company's leverage ratio, for which the Company has interest rate swaps which convert the LIBOR rates to fixed rates. Accordingly, these term loans are presented as fixed-rate debt.

12

CEDAR REALTY TRUST, INC.

Real Estate Summary

As of September 30, 2019

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Connecticut
Bethel Shopping Center	2013	101,105	95.1%	$23.35	Big Y	63,817
Brickyard Plaza	2004	227,598	99.2%	8.74	Home Depot	103,003
					Kohl's	58,966
					Michaels	21,429
					Petsmart	20,405
Groton Shopping Center	2007	130,264	100.0%	12.42	TJ Maxx	30,000
					Goodwill	21,306
					Aldi	17,664
					Planet Fitness	17,500
Jordan Lane	2005	177,504	73.6%	12.88	Stop & Shop	60,632
					Crunch Fitness	20,283
New London Mall	2009	259,566	93.4%	14.96	Shop Rite	64,017
					Marshalls	30,627
					Home Goods	25,432
					Petsmart	23,500
					A.C. Moore	20,932
Oakland Commons	2007	90,100	100.0%	6.37	Walmart	54,911
					Bristol Ten Pin	35,189
Southington Center	2003	155,842	98.5%	7.83	Walmart	95,482
					NAMCO	20,000
Total Connecticut		1,141,979	93.6%	12.09

Delaware
Christina Crossing	2017	119,446	90.7%	19.34	Shop Rite	68,621

Maryland / Washington, D.C.
East River Park	2015	150,038	98.0%	22.03	Safeway	40,000
					District of Columbia	34,400
Metro Square	2008	71,896	100.0%	18.22	Shoppers Food Warehouse	58,668
Oakland Mills	2005	58,224	91.0%	11.68	LA Mart	39,279
San Souci Plaza (b)	2009	264,134	82.3%	11.36	Shoppers Food Warehouse	61,466
					Marshalls	27,000
					Home Goods	19,688
					World Gym	15,612
Senator Square	2018	61,691	100.0%	20.97	Unity Health Care	18,750
Shoppes at Arts District	2016	35,676	100.0%	36.68	Busboys and Poets	9,889
					Yes! Organic Market	7,169
Valley Plaza	2003	190,939	100.0%	5.94	K-Mart	95,810
					Ollie's Bargain Outlet	41,888
					Tractor Supply	32,095
Yorktowne Plaza	2007	140,895	75.0%	13.55	Food Lion	37,692
Total Maryland / Washington, D.C.		973,493	90.7%	14.50

Massachusetts
Fieldstone Marketplace	2005/2012	150,123	78.0%	12.70	Shaw's	68,000
					Work Out World	32,250
Franklin Village Plaza	2004/2012	303,524	92.3%	21.68	Stop & Shop	75,000
					Marshalls	26,890
					Boost Fitness	15,807
Kings Plaza	2007	168,243	81.0%	8.57	Fun Z Trampoline Park	42,997
					Ocean State Job Lot	20,300
					Savers	19,339
Norwood Shopping Center	2006	97,756	98.2%	10.48	Big Y	42,598
					Planet Fitness	18,830
					Dollar Tree	16,798
The Shops at Suffolk Downs	2005	121,320	100.0%	13.54	Stop & Shop	74,977
13

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2019

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Massachusetts (continued)
Timpany Plaza	2007	183,775	67.0%	9.96	Big Lots	28,027
					Gardner Theater	27,576
					Tractor Supply	19,831
Webster Commons	2007	98,984	96.7%	11.75	Big Lots	37,024
					Planet Fitness	18,681
Total Massachusetts		1,123,725	86.3%	14.16

New Jersey
Pine Grove Plaza	2003	86,089	87.5%	11.67	Peebles	24,963
The Shops at Bloomfield Station	2016	63,844	89.9%	19.21	Super Foodtown	28,505
Washington Center Shoppes	2001	157,394	90.9%	10.26	Acme Markets	66,046
					Planet Fitness	20,742
Total New Jersey		307,327	89.7%	12.51

New York
Carman's Plaza	2007	195,485	85.2%	19.90	24 Hour Fitness	54,106
					Key Foods	32,570
					Department of Motor Vehicle	19,310
Pennsylvania
Academy Plaza	2001	137,415	90.3%	15.66	Acme Markets	50,918
Camp Hill	2002	423,671	99.5%	15.21	Boscov's	159,040
					Giant Foods	92,939
					LA Fitness	45,000
					Barnes & Noble	24,908
					Staples	20,000
Colonial Commons	2011	410,432	97.7%	13.52	Giant Foods	67,815
					Dick's Sporting Goods	56,000
					Home Goods	31,436
					Ross Dress For Less	30,000
					Marshalls	27,000
					JoAnn Fabrics	25,500
					David's Furniture	24,970
					Old Navy	15,500
Crossroads II (b)	2008	133,717	95.0%	19.72	Giant Foods	78,815
Fairview Commons	2007	52,964	66.7%	10.64	Grocery Outlet	16,650
Fishtown Crossing (f/k/a Port Richmond Village)	2001	120,375	91.8%	14.80	IGA Supermarket	40,000
					Pep Boys	20,615
Girard Plaza	2019	35,688	100.0%	15.03	Save A Lot	17,228
Gold Star Plaza	2006	71,720	95.5%	8.92	Redner's	48,920
Golden Triangle	2003	202,790	79.6%	13.47	LA Fitness	44,796
					Marshalls	30,000
					Staples	24,060
Halifax Plaza	2003	51,510	100.0%	13.03	Giant Foods	32,000
Hamburg Square	2004	102,058	96.7%	6.44	Redner's	56,780
					Chesaco RV	31,570
Lawndale Plaza	2015	92,773	100.0%	18.65	Shop Rite	63,342
Meadows Marketplace	2004/2012	91,518	88.4%	15.75	Giant Foods	67,907
Newport Plaza	2003	64,489	100.0%	12.77	Giant Foods	43,400
Northside Commons	2008	69,136	100.0%	10.20	Redner's	53,019
Palmyra Shopping Center	2005	111,051	89.7%	7.68	Weis Markets	46,912
					Goodwill	18,104
Quartermaster Plaza	2014	456,602	90.3%	14.50	Home Depot	150,000
					BJ's Wholesale Club	117,718
					Planet Fitness	23,146
					Staples	20,388
					Petsmart	19,089
14

CEDAR REALTY TRUST, INC.

Real Estate Summary (Continued)

As of September 30, 2019

				Average
	Year		Percent	base rent per	Major Tenants (a)
Property Description	acquired	GLA	occupied	leased sq. ft.	Name	GLA
Pennsylvania (continued)
Riverview Plaza	2003	196,032	100.0%	19.53	United Artists	77,700
					Avalon Carpet	25,000
					Pep Boys	22,000
					Staples	18,000
South Philadelphia	2003	203,723	94.0%	12.71	Shop Rite	55,533
					Ross Dress For Less	31,349
					LA Fitness	31,000
					Modell's	20,000
					Kid City	16,623
Swede Square	2003	100,816	85.0%	18.23	LA Fitness	37,200
The Commons	2004	203,309	59.2%	9.24	Michaels	52,654
					TJ Maxx	24,404
The Point	2000	268,037	96.6%	13.29	Burlington Coat Factory	76,665
					Giant Foods	76,627
					A.C. Moore	24,890
					Staples	24,000
Trexler Mall	2005	337,297	79.3%	11.24	Kohl's	88,248
					Lehigh Wellness Partners	33,227
					Maxx Fitness	28,870
					Marshalls	28,488
					Home Goods	28,181
Trexlertown Plaza	2006	325,171	94.5%	13.93	Giant Foods	78,335
					Hobby Lobby	57,512
					Burlington Coat Factory	40,000
					Big Lots	33,824
					Tractor Supply	19,097
Total Pennsylvania		4,262,294	91.1%	13.88

Virginia
Coliseum Marketplace	2005	106,648	100.0%	17.13	Kroger	57,662
					Michaels	23,981
Elmhurst Square	2006	66,254	94.3%	10.62	Food Lion	38,272
General Booth Plaza	2005	71,639	96.6%	15.06	Food Lion	53,758
Glen Allen Shopping Center	2005	63,328	100.0%	7.14	Publix	63,328
Kempsville Crossing	2005	79,512	93.1%	11.60	Walmart	41,975
					The Iron Asylum	16,938
Oak Ridge Shopping Center	2006	38,700	92.2%	11.58	Food Lion	33,000
Total Virginia		426,081	96.5%	12.78

Total (92.3% leased at September 30, 2019)		8,549,830	90.8%	$13.83

(a)	Major tenants are determined as tenants with 15,000 or more sq. ft. of GLA, tenants at single-tenant properties, or the largest tenants at a property, based on GLA.
(b)

Although the ownership percentage for these joint ventures are 40% and 60%, respectively, the Company has included 100% of these joint ventures’ results of operations in its calculations, based on partnership promotes, additional equity interests, and/or other terms of the related joint venture agreements.

15

CEDAR REALTY TRUST, INC.

Leasing Activity (a)

						Tenant	Average
	Leases	Square	New Rent	Prior Rent	Cash Basis	Improvements	Lease
	Signed	Feet	Per. Sq. Ft (a)	Per. Sq. Ft (a)	% Change	Per. Sq. Ft (b)	Term (Yrs)
Total Comparable Leases
3rd Quarter 2019	40	576,200	$9.44	$8.70	8.5%	$16.74	8.4
2nd Quarter 2019	35	448,000	$14.37	$14.74	-2.5%	$4.29	5.6
1st Quarter 2019	40	405,900	$12.08	$11.81	2.3%	$6.43	5.7
4th Quarter 2018	40	290,800	$13.32	$12.55	6.1%	$11.96	5.9
Total	155	1,720,900	$12.00	$11.66	3.0%	$10.26	6.6

New Leases - Comparable
3rd Quarter 2019	14	165,500	$10.84	$8.44	28.4%	$58.28	10.2
2nd Quarter 2019	5	14,200	$17.73	$16.19	9.6%	$58.63	7.8
1st Quarter 2019	11	72,300	$12.80	$12.15	5.4%	$32.25	7.5
4th Quarter 2018	8	84,000	$13.20	$10.87	21.4%	$38.85	8.5
Total	38	336,000	$12.14	$10.17	19.4%	$47.84	9.1

Renewals - Comparable
3rd Quarter 2019	26	410,700	$8.88	$8.81	0.9%	$0.00	7.7
2nd Quarter 2019	30	433,800	$14.26	$14.70	-3.0%	$2.51	5.5
1st Quarter 2019	29	333,600	$11.92	$11.74	1.6%	$0.84	5.3
4th Quarter 2018	32	206,800	$13.36	$13.22	1.0%	$1.04	4.9
Total	117	1,384,900	$11.97	$12.02	-0.4%	$1.14	6.0

Total Comparable and Non-Comparable
3rd Quarter 2019	42	579,400	$9.49	N/A	N/A	$16.82	8.4
2nd Quarter 2019	37	452,400	$14.75	N/A	N/A	$4.25	5.7
1st Quarter 2019	42	413,200	$12.51	N/A	N/A	$6.70	5.9
4th Quarter 2018	44	331,300	$12.75	N/A	N/A	$15.74	6.5
Total	165	1,776,300	$12.14	N/A	N/A	$11.06	6.8

(a)

Leases on this schedule represent retail activity only; office leases are not included. New rent per sq. ft. represents the minimum cash rent under the new lease for the first 12 months of the term. Prior rent per sq. ft. represents the minimum cash rent under the prior lease for the last 12 months of the previous term.

(b)	Includes costs of tenant specific landlord work and tenant allowances provided to tenants. Excludes first generation space.

16

CEDAR REALTY TRUST, INC.

Tenant Concentration (Based on Annualized Base Rent)

As of September 30, 2019

	Number				Annualized	Percentage
	of		Percentage	Annualized	base rent	annualized
Tenant	stores	GLA	of GLA	base rent	per sq. ft.	base rents
Top twenty tenants (a):
Giant Foods	8	538,000	6.3%	$8,876,000	$16.50	8.3%
Shop Rite	4	252,000	2.9%	4,401,000	17.46	4.1%
Stop & Shop	3	211,000	2.5%	2,786,000	13.20	2.6%
Dollar Tree	22	231,000	2.7%	2,519,000	10.90	2.3%
LA Fitness	4	158,000	1.8%	2,110,000	13.35	2.0%
Big Y	2	106,000	1.2%	2,006,000	18.92	1.9%
Home Depot	2	253,000	3.0%	1,977,000	7.81	1.8%
Staples	5	106,000	1.2%	1,773,000	16.73	1.7%
BJ's Wholesale Club	1	118,000	1.4%	1,683,000	14.26	1.6%
Marshalls	6	170,000	2.0%	1,558,000	9.16	1.5%
United Artists	1	78,000	0.9%	1,538,000	19.72	1.4%
Food Lion	4	163,000	1.9%	1,530,000	9.39	1.4%
Shoppers Food Warehouse	2	120,000	1.4%	1,267,000	10.56	1.2%
Planet Fitness	5	99,000	1.2%	1,237,000	12.49	1.2%
Walmart	3	192,000	2.2%	1,193,000	6.21	1.1%
Redner's	3	159,000	1.9%	1,160,000	7.30	1.1%
Home Goods	4	105,000	1.2%	1,044,000	9.94	1.0%
Kohl's	2	147,000	1.7%	1,031,000	7.01	1.0%
Michaels	3	98,000	1.1%	975,000	9.95	0.9%
Petsmart	3	63,000	0.7%	971,000	15.41	0.9%
Sub-total top twenty tenants	87	3,367,000	39.4%	41,635,000	12.37	38.8%
Remaining tenants	746	4,399,000	51.5%	65,801,000	14.96	61.2%
Sub-total all tenants (b)	833	7,766,000	90.8%	$107,436,000	$13.83	100.0%
Vacant space	N/A	784,000	9.2%
Total	833	8,550,000	100.0%

(a)	Several of the tenants listed above share common ownership with other tenants:

(1) Giant Foods, Stop & Shop, and Food Lion, and (2) Marshalls, Home Goods, and TJ Maxx (GLA of 54,000; annualized base rent of $529,000).

(b)	Comprised of large tenants (15,000 or more GLA) and small tenants as follows:

		Percentage		Annualized	Percentage
	Occupied	of occupied	Annualized	base rent	annualized
	GLA	GLA	base rent	per sq. ft.	base rents
Large tenants	5,337,000	68.7%	$58,695,000	$11.00	54.6%
Small tenants	2,429,000	31.3%	48,741,000	20.07	45.4%
Total	7,766,000	100.0%	$107,436,000	$13.83	100.0%

17

CEDAR REALTY TRUST, INC.

Lease Expirations

As of September 30, 2019

					Annualized	Percentage
	Number		Percentage	Annualized	expiring	of annualized
Year of lease	of leases	GLA	of GLA	expiring	base rents	expiring
expiration	expiring	expiring	expiring	base rents	per sq. ft.	base rents
Month-To-Month	52	258,000	3.3%	$4,577,000	$17.74	4.3%
2019	24	134,000	1.7%	2,412,000	18.00	2.2%
2020	106	680,000	8.8%	9,845,000	14.48	9.2%
2021	138	909,000	11.7%	14,465,000	15.91	13.5%
2022	106	623,000	8.0%	9,976,000	16.01	9.3%
2023	76	562,000	7.2%	7,821,000	13.92	7.3%
2024	85	864,000	11.1%	10,929,000	12.65	10.2%
2025	71	952,000	12.3%	13,110,000	13.77	12.2%
2026	33	304,000	3.9%	4,667,000	15.35	4.3%
2027	36	333,000	4.3%	4,332,000	13.01	4.0%
2028	37	380,000	4.9%	4,550,000	11.97	4.2%
2029	39	696,000	9.0%	8,747,000	12.57	8.1%
Thereafter	30	1,071,000	13.8%	12,005,000	11.21	11.2%
All tenants	833	7,766,000	100.0%	$107,436,000	$13.83	100.0%
Vacant space	N/A	784,000	N/A
Total portfolio	833	8,550,000	N/A

18

CEDAR REALTY TRUST, INC.

Same-Property Net Operating Income ("Same-property NOI")

Same-Property NOI (a)	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Base Rents	$21,312,000	$21,708,000	$63,789,000	$64,942,000
Expense Recoveries	6,335,000	6,175,000	19,675,000	19,523,000
Total Revenues	27,647,000	27,883,000	83,464,000	84,465,000
Operating expenses	8,187,000	8,566,000	25,672,000	26,492,000
Same-Property NOI	$19,460,000	$19,317,000	$57,792,000	$57,973,000

Occupied	90.5%	91.8%	90.5%	91.8%
Leased	92.2%	92.2%	92.2%	92.2%
Average base rent	$13.31	$13.07	$13.31	$13.07
Number of same properties	48	48	48	48
Same-Property NOI growth	0.7%		-0.3%

Same-Property NOI Reconciliation (a)	Three months ended September 30,		Nine months ended September 30,
	2019	2018	2019	2018
Operating income (loss)	$8,980,000	$16,685,000	$29,348,000	$20,919,000
Add (deduct):
General and administrative	4,886,000	3,975,000	15,102,000	12,745,000
Gain on sales	-	(4,864,000)	(2,942,000)	(4,864,000)
Impairment (reversal)/charges	-	(707,000)	-	20,689,000
Depreciation and amortization	10,547,000	9,650,000	31,022,000	30,245,000
Straight-line rents	(76,000)	(332,000)	(411,000)	(824,000)
Amortization of intangible lease liabilities	(990,000)	(729,000)	(2,212,000)	(3,611,000)
Other adjustments	(22,000)	(4,000)	(139,000)	(146,000)
NOI related to properties not defined as same-property	(3,865,000)	(4,357,000)	(11,976,000)	(17,180,000)
Same-Property NOI	$19,460,000	$19,317,000	$57,792,000	$57,973,000

(a)

Same-Property NOI includes properties that were owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and excluding properties classified as "held for sale". Same-Property NOI (i) excludes non-cash revenues such as straight-line rent adjustments and amortization of intangible lease liabilities, (ii) reflects internal management fees charged to properties, and (iii) excludes infrequent items, such as lease termination fee income.

19

CEDAR REALTY TRUST, INC.

Summary of Acquisitions, Dispositions and Real Estate Held For Sale

			Date	Purchase
Acquisition	Location	GLA	Acquired	Price
Girard Plaza	Philadelphia, PA	35,688	6/17/2019	$8,500,000

			Date	Sales
Dispositions	Location	GLA	Sold	Price
Maxatawny Marketplace	Maxatawny, PA	68,730	2/15/2019	$10,330,000
Fort Washington Center	Fort Washington, PA	41,000	6/26/2019	9,048,000
		109,730		$19,378,000

				Average
			Percent	base rent per
Real Estate Held for Sale	Location	GLA	occupied	leased sq. ft.
Carll's Corner	Bridgeton, NJ	129,582	42.0%	$7.77
Suffolk Plaza	Suffolk, VA	67,216	100.0%	10.90
		196,798	68.4%	$11.14

20

CEDAR REALTY TRUST, INC.

Non-GAAP Financial Disclosures

Funds From Operations (“FFO”) and Operating Funds From Operations (“Operating FFO”)

FFO is a widely recognized supplemental non-GAAP measure utilized to evaluate the financial performance of a REIT. The Company presents FFO in accordance with the definition adopted by the National Association of Real Estate Investments Trusts (“NAREIT”). NAREIT generally defines FFO as net income attributable to common shareholders (determined in accordance with GAAP), excluding gains (losses) from sales of real estate properties, impairment provisions on real estate properties, plus real estate related depreciation and amortization, and adjustments for partnerships and joint ventures to reflect FFO on the same basis. The Company considers FFO to be an appropriate measure of its financial performance because it captures features particular to real estate performance by recognizing that real estate generally appreciates over time or maintains residual value to a much greater extent than other depreciable assets.

The Company also considers Operating FFO to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit costs, amounts relating to early extinguishment of debt and preferred stock redemption costs, management transition costs and certain redevelopment costs. The Company believes Operating FFO further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

FFO and Operating FFO should be reviewed with GAAP net income attributable to common shareholders, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. FFO and Operating FFO do not represent cash generated from operating activities and should not be considered as an alternative to net income attributable to common shareholders or to cash flow from operating activities. The Company’s computations of FFO and Operating FFO may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) and Adjusted EBITDAre

EBITDAre is a recognized supplemental non-GAAP financial measure. The Company presents EBITDAre in accordance with the definition adopted by NAREIT, which generally defines EBITDAre as net income plus interest expense, income tax expense, depreciation, amortization, and impairment write-downs of depreciated property, plus or minus losses and gains on the disposition of depreciated property, and adjustments to reflect the Company’s share of EBITDAre of unconsolidated affiliates. The Company believes EBITDAre provides additional information with respect to the Company’s performance and ability to meet its future debt service requirements.

The Company also considers Adjusted EBITDAre to be an additional meaningful financial measure of financial performance because it excludes items the Company does not believe are indicative of its core operating performance, such as acquisition pursuit and redevelopment costs. The Company believes Adjusted EBITDAre further assists in comparing the Company’s performance across reporting periods on a consistent basis by excluding such items.

EBITDAre and Adjusted EBITDAre should be reviewed with GAAP net income, the most directly comparable GAAP financial measure, when trying to understand the Company’s operating performance. EBITDAre and Adjusted EBITDAre do not represent cash generated from operating activities and should not be considered as an alternative to income from continuing operations or to cash flow from operating activities. The Company’s computation of Adjusted EBITDAre may differ from the computations utilized by other companies and, accordingly, may not be comparable to such companies.

Same-Property Net Operating Income (“Same-Property NOI”)

Same-property NOI is a widely recognized supplemental non-GAAP financial measure for REITs.  Properties are included in same-property NOI if they are owned and operated for the entirety of both periods being compared, except for properties undergoing significant redevelopment and expansion until such properties have stabilized, and properties classified as held for sale. Consistent with the capital treatment of such costs under GAAP, tenant improvements, leasing commissions and other direct leasing costs are excluded from same-property NOI. The Company considers same-property NOI useful to investors as it provides an indication of the recurring cash generated by the Company’s properties by excluding certain non-cash revenues and expenses, as well as other infrequent items such as lease termination income which tends to fluctuate more than rents from year to year.

Same-property NOI should be reviewed with consolidated operating income, the most directly comparable GAAP financial measure. Same-property NOI should not be considered as an alternative to consolidated operating income prepared in accordance with GAAP or as a measure of liquidity. The Company’s computations of same-property NOI may differ from the computations utilized by other REITs and, accordingly, may not be comparable to such REITs.

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